EXHIBIT 13

             CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
                                FINANCIAL OFFICER

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VocalTec Communications Ltd. (the "Company") on Form 20-F for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph Albagli, Chief Executive Officer of the Company, and Rafael Wiesler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 21, 2006

                                             By: /s/ Joseph Albagli
                                             ----------------------
                                             Joseph Albagli

                                             Chief Executive Officer


                                             By: /s/ Rafael Wiesler
                                             ----------------------
                                             Rafael Wiesler

                                             Chief Financial Officer